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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): February 24, 2006


                                  BUNGE LIMITED
             (Exact name of Registrant as specified in its charter)



       Bermuda                                       001-16625                          98-0231912
(State or other jurisdiction)               (Commission file number)                    (I.R.S. employer
      of incorporation)                                                                 identification no.)

                                                  50 Main Street
                                           White Plains, New York 10606
                                (Address of principal executive offices) (Zip Code)

                                                  (914) 684-2800
                                (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Item 1.01             Entry into a Material Definitive Agreement.

                  On February 23, 2006, the compensation committee (the "Committee") of the Board of Directors (the "Board") of Bunge Limited ("Bunge") made the following decisions regarding the compensation of the executive officers who were named in the Summary Compensation Table of Bunge's Proxy Statement for 2005 and those who are expected to be Named Executive Officers in Bunge's Proxy Statement in 2006 (together, the "Named Executive Officers").

         1. Adoption of 2006 Performance Measures for the Annual Incentive Plan
            -------------------------------------------------------------------
and the Equity Incentive Plan
-----------------------------

                  At the Committee meeting, the Committee adopted performance measures that will apply to compensation paid to the Named Executive Officers in 2006 pursuant to the Annual Incentive Plan (the "AIP") and the Equity Incentive Plan (the "EIP"). The performance measures used in 2006 for the AIP will be based upon return on net assets and income from continuing operations for each Named Executive Officer except Mr. Gwathmey. Mr. Gwathmey's 2006 performance measures for the AIP will be based upon the return on net assets and operating profit of the operating unit for which he is responsible. The 2006 performance measures for Performance-Based Restricted Stock Units ("PBRSUs") awarded under the EIP will be based upon the cumulative earnings per share of Bunge for the three-year performance period beginning on January 1, 2006.

         2. Payout of Equity Awards for 2003
            --------------------------------

                  At the Committee meeting, the Committee certified the achievement of certain performance measures established in 2003 for the PBRSUs and, upon settlement of the PBRSUs, our Named Executive Officers will receive, cash, Bunge common shares or a combination thereof, in respect of the following number of shares:

         Performance-Based Restricted Stock Units Settlement
         ---------------------------------------------------

         Name                                        Number of Shares
         ----                                        ----------------


         Alberto Weisser                                  57,000

         Archibald Gwathmey                               19,500

         William Wells                                    19,500

         Joao Fernando Kfouri                             6,000

         Flavio Sa Carvalho                               10,500


                  The performance measures that were achieved with respect to the PBRSUs related to Bunge's cumulative earnings per share for the three-year performance period ending on December 31, 2005.

         3. Payout of Annual Cash Bonuses for 2005
            --------------------------------------

                  Also at the Committee meeting, the Committee certified the achievement of certain performance measures established at the beginning of 2005 and our Named Executive Officers received the following cash bonuses:

         Cash Bonuses for 2005
         ---------------------

         Name                                           Amount
         ----                                           ------


         Alberto Weisser                            $1,700,000

         Archibald Gwathmey                           $800,000

         William Wells                                $600,000

         Joao Fernando Kfouri                         $300,000

         Flavio Sa Carvalho                           $370,000


                  The performance measures that were achieved with respect to the cash bonus awards related to return on net assets and income from continuing operations or operating profit, as described in paragraph 1 above.

         4. Equity Awards for 2006
            ----------------------

         2006 Stock Options
         ------------------

                  At the Committee meeting, the Committee decided to grant the following stock option awards to our Named Executive Officers:

         Name                                           Amount
         ----                                           ------

         Alberto Weisser                               110,000

         Archibald Gwathmey                             25,000

         William Wells                                  25,000

         Joao Fernando Kfouri                           13,800

         Flavio Sa Carvalho                             13,800

                  The stock option awards were granted to our Named Executive Officers as of February 24, 2006. The exercise price of the options was fixed on the date of the grant, February 24, 2006, based on the average of the high and low prices of Bunge common shares as of the close of business on that date. The stock options will vest in three equal installments on each of February 24, 2007, 2008 and 2009 and will expire on February 23, 2016.

         2006 Performance-Based Restricted Stock Units
         ---------------------------------------------

                  At the Committee meeting, the Committee also decided to grant the following awards of PBRSUs to the Named Executive Officers:

         Name                                           Amount
         ----                                           ------

         Alberto Weisser                                40,000

         Archibald Gwathmey                              9,000

         William Wells                                   9,000

         Joao Fernando Kfouri                            5,000

         Flavio Sa Carvalho                              5,000

                  The PBRSUs awards were granted as of February 24, 2006 and will fully vest following the third anniversary of the date of their grant, subject to the Named Executive Officer's continued employment with Bunge and the satisfaction of the pre-established performance measures. Vested PBRSU awards will be settled in Bunge common shares only.

         5. Base Salaries for 2006
            ----------------------

                  The Committee also decided to increase Mr. Archibald Gwathmey's base salary from $575,000 in 2005 to $600,000 in 2006.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  March 1, 2006.


                                              Bunge Limited
                                              (Registrant)


                                     By:      /s/ Carla L. Heiss
                                              __________________________________
                                              Name:    Carla L. Heiss
                                              Title:   Assistant General Counsel